Rational Dynamic Momentum VA Fund Class A Shares Institutional Shares

February 5, 2018

The information in this Supplement amends certain information contained in the currently effective Prospectus and Summary Prospectus for the Fund, each dated May 1, 2017.

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The information contained under the section of Fund’s Summary Prospectus and Prospectus entitled “Fund Summary - Fees and Expenses” is replaced with the following:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below and the Example that follows it DO NOT reflect variable insurance contract or separate account fees and charges. If these were included, your costs would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Institutional Shares
Management Fees	1.75%	1.75%
Distribution and/or Service (12b-1) Fees	0.50%	0.00%
Other Expenses(1)	0.62%	0.62%
Acquired Fund Fees and Expenses(1)	0.02%	0.02%
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Total Annual Fund Operating Expenses	2.89%	2.39%
Fee Waivers and/or Expense Reimbursements(2)	(1.13)%	(1.13)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.76%	1.26%

(1)  Estimated to reflect expenses expected to be incurred in the first fiscal year.

(2)	The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.74% and 1.24% of the Class A Shares and Institutional Shares daily net assets, respectively, through April 30, 2019. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after such waiver or reimbursement occurred. Any recapture is limited to the lesser of (1) the expense cap in effect at the time of waiver, and (2) the expense cap in effect at the time of recapture.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same and that the expense reduction/reimbursement remains in place for the contractual period only. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Examples	1 Year	3 Years
Class A Shares	$179	$788
Institutional Shares	$128	$637

The second sentence of the first paragraph under the section of Fund’s Prospectus entitled “Management of the Funds - Fees Paid to the Advisor” is replaced with the following:

Fees Paid To Advisor

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.74% and 1.24% of the Class A Shares and Institutional Shares daily net assets, respectively, through April 30, 2019.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus, and Statement of Additional Information, each dated May 1, 2017, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-800-253-0412 or by writing to 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.

Rational Dynamic Momentum VA Fund (the “Fund”) Class A Shares Institutional Shares

February 5, 2018

The information in this Supplement amends certain information contained in the currently effective Statement of Additional Information (“SAI”) for the Fund, dated May 1, 2017.

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The first sentence of the sixth paragraph under the section of Fund’s SAI entitled “Who Manages and Provides Services to the Fund? – Investment Advisor” is replaced with the following:

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.74% and 1.24% of Class A Shares and Institutional Shares daily net assets, respectively, through April 30, 2019.

* * * * *

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus, and SAI, each dated May 1, 2017, which provides information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-800-253-0412 or by writing to the Fund 36 North New York Ave, Huntington, NY 11743.

Please retain this Supplement for future reference.